Exhibit 8.1
GRUPO TELEVISA, S.A.B.
Subsidiaries, Consolidated Variable Interest Entities, Joint Ventures and Associates
as of December 31, 2007

Name of Company	Country of Incorporation
Corporativo Vasco de Quiroga, S.A. de C.V.	Mexico
Audiomaster 3000, S.A. de C.V. (1)	Mexico
Cable TV Internacional, S.A. de C.V.	Mexico
Television Internacional, S.A. de C.V. and subdidiaries (*)	Mexico
Controladora Vuela Compañía de Aviación, S.A. de C.V. and subsidiaries (*)	Mexico
Corporatel, S.A. de C.V.	Mexico
Dibujos Animados Mexicanos Diamex, S.A. (*)	Mexico
Editorial Clio Libros y Videos, S.A. de C.V. and subsidiary (*)	Mexico
En Vivo Espectáculos, S. de R.L. de C.V. (1)	Mexico
Eventicket, S.A. de C.V. (1)	Mexico
Fútbol del Distrito Federal, S.A. de C.V.	Mexico
Grupo Comunicación y Esfuerzo Comercial, S.A. de C.V. (1)	Mexico
Impulsora del Deportivo Necaxa, S.A. de C.V.	Mexico
Marcas y Desarrollos, S.A. de C.V. (1)	Mexico
Más Fondos, S.A. de C.V. (*)	Mexico
Operadora Dos Mil, S.A. de C.V.	Mexico
Productora Contadero, S.A. de C.V. (1)	Mexico
Promarca y Cía., S.A. de C.V. (1)	Mexico
Promo-Certamen, S.A. de C.V.	Mexico
Quiroga TV, S.A. de C.V.	Mexico
TV Santa Fe, S.A. de C.V.	Mexico
San Angel TV, S.A. de C.V.	Mexico
Tarabu, Inc.	United States of America
Televisa EMI Music, S.A. de C.V. (*)	Mexico

CVQ Espectáculos, S.A. de C.V.	Mexico
Club de Fútbol América, S.A. de C.V.	Mexico
Real San Luis F.C., S.A. de C.V.	Mexico
Teatro de los Insurgentes, S.A. de C.V.	Mexico
Televisa en Vivo, S.A. de C.V.	Mexico
Videocine, S.A. de C.V.	Mexico
Coyoacán Films, S.A. de C.V. (*)	Mexico

DTH Europa, S.A.	Spain

Editora Factum, S.A. de C.V.	Mexico
Desarrollo Vista Hermosa, S.A. de C.V.	Mexico
Digital TV, S.A. de C.V. (1)	Mexico
Empresas Cablevisión, S.A.B. de C.V.	Mexico
Milar, S.A. de C.V.	Mexico
Argos Comunicación, S.A. de C.V. (*)	Mexico
Cablestar, S.A. de C.V.	Mexico
Bestel USA, Inc.	United States of America
Letseb, S.A. de C.V.	Mexico
Bestphone, S.A. de C.V	Mexico
Operbes, S.A. de C.V	Mexico
Cablevisión, S.A. de C.V.	Mexico
Tercera Mirada, S.A. de C.V.	Mexico
Grupo Mexicano de Cable, S.A. de C.V.	Mexico
Integravisión de Occidente, S.A. de C.V.	Mexico
La Casa de la Risa, S.A. de C.V. (1)	Mexico
Servicios Cablevisión, S.A. de C.V.	Mexico
Tecnicable, S.A. de C.V.	Mexico
Telestar del Pacífico, S.A. de C.V.	Mexico
Galavisión DTH, S. de R.L. de C.V.	Mexico
DTH México, S.A. de C.V. (1)	Mexico
Mednet, S.A. de C.V. (*)	Mexico
Rasca Lana Instantáneos, S.A. de C.V.	Mexico

GRUPO TELEVISA, S.A.B.
Subsidiaries, Consolidated Variable Interest Entities, Joint Ventures and Associates
as of December 31, 2007

Name of Company	Country of Incorporation
Editorial Televisa, S.A. de C.V.	Mexico
Editorial GyJ Televisa, S.A. de C.V.	Mexico
Editorial Motorpress Televisa, S.A. de C.V.	Mexico
Editorial Televisa Argentina, S.A.	Argentina
Editorial Televisa Chile, S.A.	Chile
Editorial Televisa Colombia, S.A.	Colombia
Editorial Televisa Colombia Cultural, S.A.	Colombia
Editorial C&P Limitada	Colombia
Editorial Televisa International, S.A.	Mexico
ET Publishing International, Inc.	United States of America
Editorial Televisa Perú, S.A.	Peru
Editorial Televisa Puerto Rico, Inc.	Puerto Rico
Editorial Televisa Venezuela, S.A.	Venezuela
Nuevas Inversiones, S.A.	Argentina
Inversora de Medios, S.A.	Argentina
Holding de Comunicaciones, S.A.	Argentina
Editorial Atlántida, S.A.	Argentina
Atlántida Chile, S.A.	Chile
Atlántida Digital, S.A.	Argentina
Corporativo Editorial Mundo Atlantida, S.A. de C.V. (1)	Mexico
Desarrollos del Atlantico, S.A	Argentina
Dewal, S.A.	Uruguay
Ediciones Paparazzi, S.A.	Argentina
Feria Puro Diseño, S.A.	Argentina
Publicaciones Aquario, S. de R.L. de C.V.	Mexico
Vanipubli Ecuatoriana, S.A.	Ecuador
VeneTel Servicios Publicitarios, S.A.	Venezuela

En Vivo US Holding, LLC	United States of America
En Vivo US Holding Company	United States of America

GT Holding, S.A. de C.V.	Mexico
GT I, S.A. de C.V.	Mexico

Factum Más, S.A. de C.V.	Mexico
Sky DTH, S. de R.L. de C.V.	Mexico
Innova Holdings, S. de R.L. de C.V	Mexico
Innova, S. de R.L. de C.V. (2)	Mexico
Corporación Novaimagen, S. de R.L. de C.V.	Mexico
Corporación Novavisión, S. de R.L. de C.V.	Mexico
Novavisión Panamá, S.A. (1)	Panamá
Ridge Manor, Inc. (1)	Panama
Eminent Shine, Inc. (1)	Panama
Servicios Directos de Satélite, S.A.	Costa Rica
Galaxy Nicaragua, S.A.	Nicaragua
Sky El Salvador, S.A. de C.V. (1)	El Salvador
Televisión Novavisión de Guatemala, S.A. (1)	Guatemala
Corporación de Radio y Televisión del Norte de México, S. de R.L. de C.V.	Mexico
Corporación Satelital Novavisión Dominicana, S.A.	Dominican Republic
Nova Call-Center, S. de R.L. de C.V.	Mexico
Novavisión Honduras, S.A. (1)	Honduras
Servicios Corporativos de Telefonía, S. de R.L. de C.V.	Mexico
Servicios Novasat, S. de R.L. de C.V.	Mexico
Comercio Más, S.A. de C.V.	Mexico
Corporación Más, S.A. de C.V.	Mexico

Gestora de Inversiones Audiovisuales La Sexta, S.A. and subsidiary (*)	Spain

Grupo Distribuidoras Intermex, S.A. de C.V.	Mexico
Distribuidora Alfa, S.A.	Chile
Distribuidora Bolivariana, S.A.	Peru
Distribuidora de Revistas Bertrán, S.A.C.	Argentina
Intercontinental Media, S.A.	Argentina

GRUPO TELEVISA, S.A.B.
Subsidiaries, Consolidated Variable Interest Entities, Joint Ventures and Associates
as of December 31, 2007

Name of Company	Country of Incorporation
Distribuidora Intermex, S.A. de C.V.	Mexico
Distribuidora Panamex, S.A.	Panama
Distribuidoras Unidas, S.A.	Colombia
Gonarmex, S.A. de C.V.	Mexico
Samra, S.A.	Ecuador
Distribuidora Los Andes, S.A.	Ecuador
Saral Publications, Inc.	United States of America

Paxia, S.A. de C.V.	Mexico

Promo-Industrias Metropolitanas, S.A. de C.V.	Mexico
Telestar de Occidente, S.A. de C.V.	Mexico

Sistema Radiópolis, S.A. de C.V.	Mexico
Cadena Radiodifusora Mexicana, S.A. de C.V.	Mexico
Radio Melodía, S.A. de C.V.	Mexico
Radio Tapatía, S.A. de C.V.	Mexico
X.E.Z.Z., S.A. de C.V.	Mexico
Servicios XEZZ, S.A. de C.V. (1)	Mexico
Radio Comerciales, S.A. de C.V.	Mexico
Radiotelevisora de Mexicali, S.A. de C.V.	Mexico
Servicios Radiópolis, S.A. de C.V.	Mexico

Teleparábolas, S.L.	Spain

Telesistema Mexicano, S.A. de C.V.	Mexico
AISA Inmuebles, S.A. de C.V.	Mexico
Televisa Internacional, LLC	United States of America
Altavista Sur Inmobiliaria, S.A. de C.V.	Mexico
Dimar, S.A. de C.V.	Mexico
Estudio Sevilla 613, S.A. de C.V.	Mexico
G. Televisa-D, S.A. de C.V.	Mexico
Imagen y Talento Internacional, S.A. de C.V.	Mexico
Inmobiliaria Amber, S.A. de C.V.	Mexico
Inmobiliaria Río de la Loza, S.A. de C.V.	Mexico
Multimedios Santa Fe, S.A. de C.V.	Mexico
Producciones Nacionales Televisa, S.C.	Mexico
Proyectos Especiales Televisa, S.C.	Mexico
Recursos Corporativos Alameda, S.C.	Mexico
Pico Tres Padres, S. de R.L. de C.V.	Mexico
Publicidad Virtual, S.A. de C.V.	Mexico
Publicidade Virtual Latinoamérica, LTDA	Brazil
Sattora, S.A. de C.V.	Mexico
Tarrague, A.G.	Switzerland
Teleinmobiliaria, S. de R.L. de C.V.	Mexico
Tele Tips Digital, S.A. de C.V.	Mexico
Televisa, S.A. de C.V.	Mexico
Endemol México, S.A. de C.V. (*)	Mexico
Espacio de Vinculación, A. C.	Mexico
Televisa International Marketing Group, Inc.	United States of America
Televisa Mexico, Ltd.	Switzerland
Televisa Entretenimiento, S.A. de C.V.	Mexico
OCESA Entretenimiento, S.A. de C.V. and subsidiaries (*)	Mexico
Videoserpel, Ltd.	Switzerland
Televisa Programming, S.A. de C.V.	Mexico
Terma, S.A. de C.V.	Mexico
Visat, S.A. de C.V.	Mexico

Televisa Argentina, S.A.	Argentina

Televisa Juegos, S.A. de C.V.	Mexico
Apuestas Internacionales, S.A. de C.V.	Mexico
Magical Entertainment, S. de R.L. de C.V.	Mexico

Televisa Pay-TV Venture, Inc.	United States of America

GRUPO TELEVISA, S.A.B.
Subsidiaries, Consolidated Variable Interest Entities, Joint Ventures and Associates
as of December 31, 2007

Name of Company	Country of Incorporation
TuTv, LLC (2)	United States of America

Televisión Independiente de México, S.A. de C.V.	Mexico
Bay City Television, Inc.	United States of America
Cadena de las Américas, S.A. de C.V.	Mexico
Cadena Televisora del Norte, S.A. de C.V.	Mexico
Canal 23 de Ensenada, S.A. de C.V.	Mexico
Canal XXI, S.A. de C.V.	Mexico
Canales de Televisión Populares, S.A. de C.V.	Mexico
Compañía Televisora de León Guanajuato, S.A. de C.V.	Mexico
Desarrollo Milaz, S.A. de C.V.	Mexico
ECO Producciones, S.A. de C.V.	Mexico
Editora San Angel, S.A. de C.V.	Mexico
Empresas Baluarte, S.A. de C.V.	Mexico
Grupo Administrativo Tijuana, S.A. de C.V.	Mexico
Radio Televisión, S.A. de C.V.	Mexico
Radiotelevisora de México Norte, S.A. de C.V.	Mexico
T.V. Conceptos, S.A. de C.V.	Mexico
T.V. de los Mochis, S.A. de C.V.	Mexico
T.V. del Humaya, S.A. de C.V.	Mexico
Telehermosillo, S.A. de C.V.	Mexico
Telemercado Alameda, S. de R.L. de C.V. (*) (1)	Mexico
Televimex, S.A. de C.V.	Mexico
Televisa Corporación, S.A. de C.V.	Mexico
Televisa Producciones, S.A. de C.V.	Mexico
Televisa Talento, S.A. de C.V.	Mexico
Televisión del Golfo, S.A. de C.V.	Mexico
Televisión de Puebla, S.A. de C.V.	Mexico
Televisora de Calimex, S.A. de C.V.	Mexico
Televisora de Mexicali, S.A. de C.V.	Mexico
Televisora de Navojoa, S.A.	Mexico
Televisora de Occidente, S.A. de C.V.	Mexico
Televisora del Golfo, S.A.	Mexico
Televisora del Yaqui, S.A. de C.V. (*)	Mexico
Televisora Peninsular, S.A. de C.V.	Mexico
Transmisiones Nacionales de Televisión, S.A. de C.V.	Mexico
XHCC-TV Televisión, S.A. de C.V.	Mexico

Television Holdings de Centroamérica, S.A:	Nicaragua

( * )	Joint Venture or Associate. Under International Accounting Standard No. 28, paragraph 2, an “associate” is an entity, including an incorporated entity such as a partnership, over which the investor has significant influence and that is neither a subsidiary nor an interest in a joint venture.

(1)	No current operations.

(2)	Consolidated variable interest entity. The Company and / or any of its subsidiaries is deemed the primary beneficiary of the variable interest entity